✓

label-expanding series of NSCLC trials, enabled by TTFields platform technology

LOCALLY ADVANCED, UNRESECTABLE

FIRST LINE

KEYNOTE B36 Lung Cancer — TTFields + pembrolizumab

LUNAR-3 Lung Cancer — TTFields + ICI, following chemoradiation

METASTATIC

FIRST LINE

LUNAR-2 Lung Cancer — TTFields + ICI + chemotherapy

SECOND+ LINE

LUNAR Lung Cancer — TTFields + ICI or DTX, post-platinum — MET PRIMARY ENDPOINT

LUNAR-4 Lung Cancer — TTFields + ICI, post-ICI + chemotherapy

Lung Cancer Program

Planned
Ongoing
Complete

patientforward™

KEYNOTE B36 includes patients with locally advanced or metastatic NSCLC; DTX, docetaxel; ICI, immune checkpoint inhibitor; NSCLC, non-small cell lung cancer